UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22810

T. Rowe Price Global Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Report to Shareholders

Global Allocation Fund	October 31, 2013

The views and opinions in this report were current as of October 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stock markets advanced from the fund’s inception in late May through the end of the reporting period, although there was considerable volatility in emerging market equities. While the highly accommodative monetary policies of developed market central banks continued to support equity market gains, there was widespread uncertainty about when the Federal Reserve would begin to “taper” its quantitative easing program. The anticipation of an eventually less accommodative monetary policy helped push long-term interest rates notably higher during the reporting period, hurting the prices of most bonds. Against this backdrop, the fund slightly underperformed its benchmark index.

Your fund returned 4.60% for the period since inception on May 28, 2013, through October 31, 2013. The fund slightly lagged the results of the Morningstar Global Allocation Index, its primary benchmark, for the since-inception period.

STRATEGY OVERVIEW

The fund’s diversified portfolio seeks long-term total return through both capital appreciation and income from investments in U.S. and international stocks, bonds, cash, and alternative investments. The portfolio typically consists of approximately 60% stocks, 30% bonds and cash, and 10% alternative investments. Also, non-U.S. securities usually account for about 40% of the portfolio, which allows us to draw extensively on the global reach of T. Rowe Price’s investment management and research capabilities.

We strive to add value primarily through strong security selection supported by the fundamental insights and analysis of T. Rowe Price’s global research team. We also seek to add value through tactical weighting of asset classes and sectors. The breadth of the underlying sectors, diversified across geography, asset classes, and investment strategies, provides the ability to position the portfolio according to our views of the economic and market environment.

In addition, the portfolio includes asset classes and strategies that enhance its risk/reward profile by moderating risk and providing alternative sources of uncorrelated returns and diversified sources of income. These asset classes and strategies include a hedge fund allocation, currency hedging, and an equity index option overlay strategy. Hedging a portion of the fund’s developed market currency exposure helps moderate the foreign exchange volatility associated with a significant international allocation while maintaining robust exposure to non-U.S. investment opportunities. The equity index option overlay strategy, which principally involves writing calls on the Standard & Poor’s 500 Index, provides an alternative way of being compensated for bearing the downside risk of equities. We expect this strategy to offer a return profile that is less correlated with equity market returns as it earns a volatility premium in exchange for forgoing some of the equity market’s upside potential. The potential return enhancement associated with the volatility premium could provide a more consistent pattern of performance, which could be particularly beneficial in an environment of modestly positive or negative equity market performance.

MARKET ENVIRONMENT

Developed equity markets posted healthy returns over the period from the fund’s inception in late May through October 31 amid favorable monetary policies. Japan’s central bank has been particularly aggressive, as the Japanese prime minister’s “Abenomics” policies included a massive quantitative easing effort that has contributed to a devaluation in the yen and an increase in the country’s exports.

The eurozone continued to slowly recover from the sovereign debt crisis, but many fiscal and structural challenges, including high levels of national debt and high unemployment, remain. The European Central Bank cut its main lending rate by 0.25 percentage points to 0.50% in May and again shortly after the reporting period ended to 0.25% in an effort to stimulate stronger growth. Markets in the peripheral eurozone countries, such as Greece and Spain, posted particularly impressive gains.

The U.S. economy struggled to attain decent levels of economic growth amid periodic political standoffs about fiscal policy and the government budget. The Fed has continued its monthly purchases of $85 billion in Treasury and agency mortgage-backed securities to try to keep long-term interest rates low and stimulate economic growth. In May, the Fed suggested that it would begin to taper its bond-buying program if economic conditions continued to improve. The comment drove stocks temporarily lower and triggered turmoil in developing countries as many emerging markets currencies lost value. Emerging markets stocks recovered much of their lost ground late in the reporting period as the Fed maintained the pace of its purchases, and some investors began to think that it would not start to taper until early 2014.

The Fed’s late-spring statements about an eventual tapering of its asset purchase program kicked off a rapid increase in yields on longer-term U.S. Treasuries. The yield on the benchmark 10-year U.S. Treasury note, for example, rose from less than 2% to nearly 3% in early September before falling when the Fed did not announce that it would start to moderate the pace of its securities purchases at its mid-September Federal Open Market Committee meeting. The worries about Fed tapering also triggered an increase in fixed income risk aversion, and emerging markets bonds were caught up in a summer sell-off, although emerging markets debt recovered somewhat in response to September’s delay in Fed tapering.

ASSET ALLOCATION STRATEGY

We maintained a tactical overweight to equities during the reporting period, although we have reduced the allocation given the strong equity market performance over the period. Stock prices have outpaced earnings growth, resulting in increased valuation multiples. However, we still think that equities are reasonably priced. Equity market returns are likely to be more muted going forward and more dependent on fundamental improvement in the economic and earnings environment. Stocks also look attractive relative to bonds, particularly if interest rates increase in the context of a gradually improving economic environment, which would be supportive for equities through revenue and earnings growth and which could provide a headwind for bonds. Emerging markets equities seem more attractive from a valuation standpoint, so we were overweight emerging markets. Within U.S. stocks, we were overweight large-cap companies because small-caps have experienced an impressive increase in both price and valuation, making large-caps look better from a relative valuation point of view.

Within the portfolio’s broad fixed income allocation, we maintained an overweight to high yield bonds, which typically tend to perform better in an improving economic environment. Default rates remain low, and the U.S. economic recovery should allow high yield issuers to maintain healthy balance sheets, particularly as many issuers have refinanced their debt in recent years to extend maturities and reduce interest costs. Additionally, high yield bonds and floating rate debt are generally less adversely impacted by rising interest rates than investment-grade debt. Our allocation to non-U.S. dollar bonds provided an additional source of diversification, one that generally tends to benefit in an environment of a weaker U.S. dollar.

An externally managed investment in the Blackstone Partners Fund, a fund of hedge funds, accounted for about 10% of the portfolio, an exposure that should help dampen portfolio volatility and mitigate losses in a market downturn. Diversified hedge fund strategies can add to portfolio diversification because they have historically delivered returns that are largely uncorrelated with traditional (stock and bond) asset classes represented in the fund. We expect that including a measured allocation to a high-quality diversified hedge fund with an absolute return orientation in the portfolio’s broader asset mix will help improve the risk-adjusted returns of the portfolio.

PORTFOLIO REVIEW

U.S. Stocks
Stock selection in the U.S. contributed to the portfolio’s relative performance. Our holdings of several information technology companies, including Facebook and LinkedIn, helped performance as they enjoyed a continuing strong market for social media. Within consumer discretionary, Amazon.com and Chipotle Mexican Grill contributed to relative performance. In addition, energy company Pioneer Natural Resources and global gaming operator Las Vegas Sands were outperformers during the reporting period. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

International Stocks
Within information technology, our exposure to Chinese Internet companies such as Baidu and Tencent Holdings was beneficial. However, stock selection within the financials sector was a detractor from the portfolio’s relative performance. Indian banks in general fared poorly as the Indian rupee weakened when investors began to anticipate that the Fed would soon begin to taper, causing outflows from India. In particular, our exposure to HDFC Bank (India) detracted. Stock selection in developed Europe also weighed on relative performance. Our exposure to UK-based financial services company Barclays hampered relative returns.

Domestic Bonds
The portfolio’s fixed income holdings consist of a core allocation to U.S. investment-grade bonds, including both nominal coupon securities and Treasury inflation-protected securities. This conservative core emphasizes high-quality, longer-duration bonds that provide ballast in an environment of heightened risk aversion. We supplement this core with allocations to diversifying fixed income asset classes, including high yield bonds and floating rate bank loans. Our allocation to high yield bonds helped relative performance as market demand for yield in a low-rate environment fuelled outperformance for noninvestment-grade securities.

International Bonds
The portfolio’s fixed income holdings also include international bonds not denominated in U.S. dollars as well as emerging market sovereign and corporate debt denominated in dollars or local currencies. These international bonds can provide an additional source of diversification relative to our allocations to domestic bonds and equities. During the second half of the reporting period, our allocation to non-U.S. dollar bonds made a positive contribution to performance as a result of dollar weakness, demonstrating how broad diversification within the fixed income universe can benefit returns in certain environments. However, earlier in the period, strength in the dollar caused the international bond allocation to underperform.

Diversifying Strategies
The portfolio incorporates several diversifying components, such as the hedge fund allocation and the equity index option strategy, to manage volatility and overall risk, which should help the fund’s risk-adjusted performance in a period of elevated market volatility or a broad sell-off in stocks. Because the portfolio’s hedge fund allocation has a low correlation with the broad equity market, that portion of the fund did not keep pace with the strong performance of stocks in the reporting period. Similarly, our equity index option strategy did not contribute to relative performance. In general, we expect these strategies to have a lower return and lower volatility profile. Diversification cannot assure a profit or protect against loss in a down market.

INVESTMENT OUTLOOK

Corporate earnings growth has generally not kept pace with rising stock prices, so equity valuation levels have been rising. However, we think that stocks are still reasonably valued, and the low-yield environment makes stocks look attractive relative to bonds. We expect central bank monetary policies to remain accommodative for some time, helping to support economic growth. On the other hand, the uncertainty surrounding the timing of the Fed’s taper, as well as the potential for more political battles over U.S. fiscal policy, may cause periods of elevated market volatility.

In Europe, heavy sovereign debt loads will likely continue to hinder economic growth, although some countries have started to benefit from an easing of austerity policies. We anticipate that European economies will grow more slowly than the U.S., but the lower valuations of companies in Europe make them somewhat more attractive. Although there is considerable disparity in the strength of emerging markets economies, with weaker demand for commodities hampering growth in countries that depend on raw material exports, valuations of emerging market stocks are generally more attractive than those of developed market companies.

With interest rates still quite low by historical standards and the Fed likely to begin tapering its asset purchase program as the economy strengthens, over time long-term interest rates will continue to rise to levels that are more in line with historical averages. The shorter duration of high yield bonds and leveraged loans should allow them to hold up better than investment-grade debt in an environment of rising interest rates. The U.S. economy is slowly improving, so we don’t anticipate a major deterioration in the fundamental health of corporate debt issuers. While valuations for emerging markets debt appear attractive, the sector remains susceptible to shifts in investor sentiment. The expected slowdown in the Fed’s asset purchases, which has the potential to raise U.S. rates and pressure emerging markets currencies, has heightened the liquidity risk in emerging markets debt.

Although the economic environment should benefit from lessened fiscal headwinds in the coming year, the prospects for elevated levels of market volatility in the months ahead reinforces the importance of the fund’s broad global diversification, including allocations to several non-traditional strategies, which can dampen volatility and help provide a buffer against potentially turbulent markets. Our hedge fund allocation is designed to have a low correlation with the broad stock market, and our currency hedging techniques should help mitigate the negative effects of volatility in the foreign exchange market. Of course, the portfolio’s broad diversification across asset classes, regions, and countries, as well as our ability to make changes in the fund’s allocation to help enhance its risk-reward profile, should help it post attractive risk-adjusted returns in volatile, changing market environments.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Charles M. Shriver

Chairman of the fund’s Investment Advisory Committee

November 21, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

RISKS OF ALTERNATIVE INVESTMENTS/HEDGE FUNDS

The fund’s exposure to alternative investments may prove to be more correlated to the broad markets or the remainder of the fund’s portfolio than anticipated and thus reduce the value of such investments. A hedge fund is considered an illiquid asset by the fund, is not subject to the same regulatory requirements as mutual funds and other investment companies, and could underperform comparable hedge funds with alternative strategies. Hedge funds are not required to provide periodic pricing or valuation information to investors, and often engage in leveraging, short selling commodities investing, and other speculative investment practices that are not fully disclosed and may increase the risk of investment loss. Their underlying holdings are not as transparent to investors or typically as diversified as those of traditional mutual funds, and an investor’s redemption rights are typically limited. All of these factors make the fund’s investments in alternative investments and hedge funds more difficult to value and monitor when compared with more traditional investments, and may increase the fund’s liquidity risks.

GLOSSARY

Call option: Gives the holder the right, but not the obligation, to buy a security or index at a specified price on or before a specified date. Writing a call option means selling it to collect the price or premium.

Duration: A measure of a bond’s sensitivity to changes in interest rates. For example, a bond with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Morningstar Global Allocation Fund Index: An index that represents the performance of a portfolio of 60% global equities and 40% global bonds, with the allocation within each broad asset class determined by Morningstar’s asset allocation methodology and represented by Morningstar core equity and fixed income indexes.

Nominal coupon bonds: Fixed income securities with coupon payments that do not vary in response to changes in an inflation rate.

Standard & Poor’s 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

ARGENTINA 0.1%

Common Stocks 0.1%

	Shares/$ Par	Value
MercadoLibre (USD)	94	13
Tenaris, ADR (USD)	482	22
Total Argentina (Cost $31)		35

AUSTRALIA 1.3%

Common Stocks 1.3%

	Shares/$ Par	Value
Amcor	4,980	51
APA Group	123	1
Asciano	21	—
Australia & New Zealand Banking	1,591	51
Beach Energy	13,077	18
BHP Billiton	2,025	72
BT Investment Management	3,928	19
CFS Retail Property	2,634	5
Challenger	1,488	8
Charter Hall Retail	1,170	4
Cochlear	214	12
CSL	694	46
Downer EDI	3,544	16
Fortescue Metals Group	765	4
Goodman Group	254	1
Harvey Norman Holdings	2,041	6
Iluka Resources	509	5
James Hardie Industries, GDR	774	8
Macquarie Atlas Roads	244	1
Macquarie Group	1,951	94
Orica	1,359	27
Origin Energy	39	1
PanAust	978	2
QBE Insurance	2,936	41
Rio Tinto	587	35
SAI Global	1,765	7

Corporate Bonds 0.1%		
Delhaize Group, 6.50%, 6/15/17 (USD)	25,000	29
		29
Total Belgium (Cost $111)		117
BRAZIL 1.4%		
Common Stocks 0.9%		
Aliansce Shopping Centers	100	1
Banco Santander Brasil, ADR (USD)	6,500	45
BM&FBOVESPA	5,500	31
BR Malls Participacoes	9,300	90
BRF	480	11
CCR	1,500	13
Energias do Brasil	2,100	12
Iguatemi Empresa de Shopping Centers	100	1
Lojas Renner	2,850	86
Natura Cosmeticos	400	8
NII Holdings, Class B (USD) (1)	530	2
Petrobras, ADR (1 ADR represents 2 common shares) (USD)	1,410	25
Petrobras, ADR (1 ADR represents 2 preference shares) (USD)	5,054	92
Raia Drogasil	2,600	19
Tim Participacoes, ADR (USD)	600	15
Totvs	400	7
Transmissora Alianca de Energia Eletrica, Equity Units	350	3
Usinas Siderurgicas de Minas (1)	1,700	9
Vale, ADR (USD)	1,011	16
Weg	480	6
		492
Corporate Bonds 0.2%		
Petrobras Global Finance, 5.625%, 5/20/43 (USD)	35,000	30
Petrobras International Finance, 5.75%, 1/20/20 (USD)	20,000	22

Vale Overseas, 6.25%, 1/23/17 (USD)	25,000	28
		80
Preferred Stocks 0.3%		
Banco Bradesco	3,300	47
Bradespar	200	2
Itau Unibanco	6,900	107
		156
Total Brazil (Cost $735)		728
CANADA 1.0%		
Common Stocks 0.6%		
Africa Oil (SEK) (1)	100	1
Agnico Eagle Mines	300	9
Aimia	400	7
Brookfield Canada Office Properties	200	5
Canadian Pacific Railway (USD)	12	2
Canadian Real Estate Investment Trust	80	3
Computer Modelling	250	6
Dominion Diamond (1)	725	10
Eldorado Gold (USD)	254	2
Eldorado Gold	4,600	31
Enbridge	30	1
Franco-Nevada	360	16
Goldcorp, Class A (USD)	804	21
Methanex (USD)	57	3
New Gold (1)	600	4
Open Text	130	10
Painted Pony Petroleum (1)	200	1
Platinum Group Metals (1)	3,800	4
Potash Corporation of Saskatchewan (USD)	555	17
Sandstorm Gold (1)	674	4
ShawCor	270	11

Silver Wheaton (USD)	353	8
Sun Life Financial	600	20
Tahoe Resources (1)	230	4
Talisman Energy	310	4
Talisman Energy (USD)	2,380	30
Tim Hortons	590	35
TransCanada	5	—
Trican Well Service	200	3
Valeant Pharmaceuticals International (USD) (1)	161	17
Valeant Pharmaceuticals International (1)	310	33
Yamana Gold	600	6
		328
Corporate Bonds 0.2%		
Bank of Nova Scotia, 1.375%, 7/15/16 (USD)	25,000	25
Royal Bank of Canada, 2.20%, 7/27/18 (USD)	25,000	25
TransCanada Pipelines, 2.50%, 8/1/22 (USD)	20,000	19
		69
Government Bonds 0.2%		
Hydro-Quebec, 1.375%, 6/19/17 (USD)	25,000	25
Province of British Columbia, 2.00%, 10/23/22 (USD)	15,000	14
Province of New Brunswick, 2.75%, 6/15/18 (USD)	15,000	16
Province of Nova Scotia, 5.125%, 1/26/17 (USD)	15,000	17
Province of Ontario, 0.95%, 5/26/15 (USD)	25,000	25
Province of Ontario, 1.20%, 2/14/18 (USD)	15,000	15
		112
Total Canada (Cost $499)		509
CHILE 0.1%		
Common Stocks 0.1%		
Antofagasta (GBP)	662	9
Banco Santander Chile, ADR (USD)	392	10

SACI Falabella	1,606	16
Sociedad Quimica y Minera de Chile, ADR (USD)	267	7
Total Chile (Cost $48)		42

CHINA 1.9%

Common Stocks 1.9%

58.Com, ADR (USD) (1)	200	5
Agile Property (HKD)	20,000	24
Ajisen China Holdings (HKD)	18,000	19
Anhui Conch Cement, H Shares (HKD)	500	2
Baidu, ADR (USD) (1)	1,124	181
Bank of China, H Shares (HKD)	66,000	31
Beijing Enterprises (HKD)	9,000	74
Belle International Holdings (HKD)	8,000	11
C C Land Holdings (HKD)	30,000	8
China Longyuan Power, H Shares (HKD)	15,000	17
China Merchants Holdings International (HKD)	6,000	21
China National Building, H Shares (HKD)	16,000	16
China Oilfield Services, H Shares (HKD)	6,000	17
China Overseas Land & Investment (HKD)	4,000	12
China Shanshui Cement (HKD)	24,000	8
China Unicom Hong Kong (HKD)	18,000	28
China Vanke, B Shares (HKD)	8,200	14
CNOOC (HKD)	26,000	53
Ctrip.com International, ADR (USD) (1)	170	9
Dah Chong Hong Holdings (HKD)	10,000	9
Dongfeng Motor, H Shares (HKD)	12,000	17
Huaneng Renewables, H Shares (HKD)	18,000	7
ICBC, H Shares (HKD)	48,000	34
Jiangxi Copper, H Shares (HKD)	1,000	2
Parkson Retail (HKD)	34,000	12
Ping An Insurance Group Company of China, H Shares (HKD)	7,000	55
Shimao Property (HKD)	3,000	7

Vacon	195	15
Total Finland (Cost $25)		27

FRANCE 1.5%

Common Stocks 1.5%

Alcatel-Lucent (1)	3,425	13
ArcelorMittal	348	5
AXA	4,072	102
Biomerieux	74	7
BNP Paribas	378	28
Bouygues	424	17
Cap Gemini	496	33
EADS	266	18
Edenred	1,184	40
Eurofins Scientific	90	25
Eutelsat	1,720	54
GDF Suez	872	22
Gecina	149	20
Iliad	77	18
Kering	211	48
L'Oreal	164	28
Legrand	584	33
Mersen	590	22
Nexans	461	21
Nexity	178	7
Pernod Ricard	452	54
Publicis Groupe	533	44
Schneider Electric	695	58
Sopra	93	8
Teleperformance	339	18
Unibail-Rodamco	94	25
Vallourec	24	1

Vinci	27	2
Zodiac Aerospace	117	19
		790
Corporate Bonds 0.0%		
BNP Paribas, 2.70%, 8/20/18 (USD)	25,000	26
		26
Total France (Cost $722)		816

GERMANY 2.0%

Common Stocks 1.7%		
Aixtron (1)	791	11
Allianz	148	25
BASF	326	34
Bayer	1,480	184
BMW	265	30
Brenntag	242	41
CTS Eventim	235	11
Deutsche Bank	388	19
Deutsche Boerse	506	38
Deutsche Euroshop	39	2
E.ON	3,326	61
Fraport	13	1
Fresenius	595	77
GEA Group	763	33
Infineon Technologies	3,388	33
Joyou (1)	270	5
MTU Aero Engines	149	15
Munich Re	287	60
Norma	774	39
Osram Licht (1)	31	2
SAP	366	29
Siemens	292	37

Sky Deutschland (1)	2,749	27
Takkt	802	16
Telefonica Deutschland Holding	2,575	20
ThyssenKrupp (1)	141	4
Tom Tailor Holding (1)	558	13
Wacker Chemie	56	5
Wirecard	827	30
		902
Corporate Bonds 0.1%		
KfW, 0.875%, 9/5/17 (USD)	35,000	35
		35
Preferred Stocks 0.2%		
Draegerwerk	101	12
Sartorius	149	15
Volkswagen	357	91
		118
Total Germany (Cost $941)		1,055

HONG KONG 1.2%

Common Stocks 1.2%		
AIA Group	35,800	182
Convenience Retail Asia	18,000	12
Giordano International	14,000	13
Hang Lung Properties	17,000	56
Hongkong Land Holdings (USD)	1,000	6
Hutchison Telecommunications Hong Kong Holdings	8,000	3
Hutchison Whampoa	6,000	75
Jardine Matheson (USD)	800	44
Kerry Properties	15,500	67
Li & Fung	12,000	17
Pacific Textiles	27,000	37

IRELAND 0.1%

Common Stocks 0.1%

DCC (GBP)	688	31
Paddy Power	161	13
Ryanair Holdings, ADR (USD)	400	20
Total Ireland (Cost $61)		64

ITALY 0.9%

Common Stocks 0.9%

Autogrill (1)	481	4
Banca Generali	692	18
Davide Campari-Milano	742	7
Enel	195	1
Eni	5,895	149
Intesa Sanpaolo	9,113	23
Pirelli	1,755	25
Prysmian	1,303	32
Saipem	231	5
Snam	6,287	32
Telecom Italia, RNC Shares	61,520	48
Terna	149	1
UniCredit	8,562	64
World Duty Free (1)	3,003	33
Yoox (1)	458	17
Total Italy (Cost $393)		459

JAPAN 4.4%

Common Stocks 4.4%

AEON Financial Service	300	9
Ain Pharmaciez	300	13
Air Water	2,000	29

Aisin Seiki	600	24
Asahi Kasei	3,000	23
Astellas Pharma	500	28
Benesse Holdings	200	7
Bridgestone	400	14
Canon	500	16
Central Japan Railway	300	39
CyberAgent	1,700	46
Daiichikosho	700	20
FamilyMart	1,800	81
Fields	400	7
FP	100	8
Fujitsu General	1,000	12
GLP J-REIT	2	2
Goldcrest Company	100	3
Hajime Construction	200	14
Hamamatsu Photonics	600	22
Hikari Tsushin	300	22
Hitachi	5,000	35
Honda Motor	2,600	104
Hosiden	300	2
Inpex	4,800	55
ITOCHU	2,300	28
Japan Tobacco	2,700	98
JFE Holdings	200	5
Jin	100	4
Kakaku.com	1,600	31
KDDI	500	27
Kirin Holdings	1,000	15
Kitz	1,500	6
Koito Manufacturing	3,000	55
Matsumotokiyoshi Holdings	500	17
Message	400	11
Miraca Holdings	500	23

Mitsubishi	1,500	30
Mitsubishi Electric	3,000	33
Mitsubishi Estate	2,000	57
Mitsubishi Materials	1,000	4
Mitsubishi UFJ Financial	5,300	34
Mitsubishi UFJ Lease & Finance	1,600	9
Mitsui	4,100	59
Mitsui Fudosan	1,500	50
Musashi Seimitsu Industry	400	9
Nabtesco	800	19
Nagase & Company	900	11
Nakanishi	100	14
NHK Spring	900	9
Nikon	500	9
Nippon Accommodations Fund	4	29
Nippon Electric Glass	1,000	5
Nippon Kayaku	1,000	14
Nippon Soda	2,000	12
Nippon Steel & Sumitomo Metal	3,000	10
Nippon Telegraph & Telephone	2,300	119
Nippon Yusen Kabushiki Kaisha	1,000	3
Nissan Motor	7,900	79
Oiles	200	4
Olympus Optical (1)	1,200	38
Pola Orbis Holdings	500	17
Rohm Company	600	25
Rohto Pharmaceutical	1,000	15
Sankyo Tateyama	500	11
Sankyo-Gunma	600	28
Sanwa Holdings	2,000	13
SoftBank	1,100	82
Sony Financial	4,300	80
Sumitomo	6,000	78
Sumitomo Mitsui Trust Holdings	7,000	35

Suzuki Motor	100	2
Takeda Pharmaceutical	400	19
The Bank of Yokohama	2,000	11
Toei	2,000	12
Tokio Marine Holdings	2,000	66
Tokyo Electron	200	11
Tokyo Tatemono	1,000	9
Toshiba Machine	3,000	16
Toshiba Tec	3,000	18
Tosoh	1,000	4
Toyota Motor	800	52
Tsumura	300	9
Unipres	400	8
United Arrows	200	9
Wacom	3,000	22
Yahoo! Japan	4,200	20
Yellow Hat	400	7
Zenkoku Hosho	300	13
Total Japan (Cost $2,162)		2,307

LUXEMBOURG 0.0%

Convertible Preferred Stock 0.0%

ArcelorMittal (USD)	147	4
Total Luxembourg (Cost $3)		4

MALAYSIA 0.1%

Common Stocks 0.1%

Astro Malaysia Holdings	39,500	36
Bursa Malaysia	3,300	9
CIMB Group Holdings Berhad	8,200	20
Lafarge Malaysia	3,200	10
Malaysia Airports Holdings	100	—

Tenaga Nasional	100	—
Total Malaysia (Cost $80)		75

MEXICO 0.5%

Common Stocks 0.3%

America Movil, ADR (USD)	1,200	26
Concentradora Fibra Danhos (1)	500	1
Fresnillo (GBP)	1,683	26
Grupo Financiero Banorte	4,800	31
Grupo Lala (1)	5,000	11
Grupo Mexico	2,200	7
OHL Mexico (1)	100	—
Walmart de Mexico	19,693	51
		153

Corporate Bonds 0.2%

America Movil, 5.625%, 11/15/17 (USD)	25,000	29
Pemex Project Funding Master Trust, 6.625%, 6/15/35 (USD)	20,000	22
Petroleos Mexicanos, 4.875%, 3/15/15 (USD)	45,000	47
Petroleos Mexicanos, 6.00%, 3/5/20 (USD)	20,000	23
		121
Total Mexico (Cost $278)		274

NETHERLANDS 1.0%

Common Stocks 1.0%

Aalberts Industries	297	9
Akzo Nobel	327	24
Akzo Nobel, Rights, 11/19/13 (1)	327	—
ASM International	199	7
ASML	501	48
Brunel International	191	11
Constellium (USD) (1)	177	3

Eurocommercial Properties	33	1
ING Groep, GDR (1)	1,533	20
Kendrion	397	12
Koninklijke Ahold	3,149	60
Koninklijke DSM	413	31
Koninklijke Philips	2,028	72
Koninklijke Vopak	13	1
Lyondellbasell Industries, Class A (USD)	1,100	82
NXP Semiconductors (USD) (1)	2,695	113
Ziggo	255	11
		505
Corporate Bonds 0.0%		
ING U.S., 2.90%, 2/15/18 (USD)	25,000	25
		25
Total Netherlands (Cost $455)		530
NEW ZEALAND 0.0%		
Common Stocks 0.0%		
Fisher & Paykel Healthcare	4,737	14
Total New Zealand (Cost $13)		14
NORWAY 0.4%		
Common Stocks 0.4%		
Aker Solutions	913	13
DNB	5,004	89
Electromagnetic Geoservices (1)	2,587	3
Norwegian Property	328	—
Opera Software	1,156	14
Prosafe	875	8
Schibsted	284	17
Statoil	1,525	36

Storebrand (1)	2,462	16
Subsea 7	249	5
		201
Corporate Bonds 0.0%		
Statoil, 1.20%, 1/17/18 (USD)	20,000	20
		20
Total Norway (Cost $201)		221
OMAN 0.0%		
Common Stocks 0.0%		
Bank Muscat (SAOG), GDR (USD)	2,722	16
Total Oman (Cost $18)		16
PERU 0.0%		
Common Stocks 0.0%		
Grana y Montero, ADR (USD) (1)	6	—
Southern Copper (USD)	224	6
Total Peru (Cost $7)		6
PHILIPPINES 0.2%		
Common Stocks 0.2%		
Energy Development	4,300	1
Globe Telecom	435	18
GT Capital Holdings	560	11
Metro Pacific Investments	59,600	7
SM Investments	1,336	26
Universal Robina	6,580	19
Total Philippines (Cost $80)		82

SINGAPORE 0.5%

Common Stocks 0.5%

Asian Pay Television Trust, Equity Units	16,000	10
Avago Technologies (USD)	3,245	147
CapitaMall Trust	3,000	5
DBS Group	2,000	27
Global Logistic Properties	2,000	5
Hutchison Port Holdings Trust, Equity Units (USD)	1,000	1
Mapletree Industrial Trust	4,000	5
Sembcorp Industries	4,000	17
United Overseas Bank	1,000	17
Venture	1,000	6
Total Singapore (Cost $207)		240

SOUTH AFRICA 0.3%

Common Stocks 0.3%

African Rainbow Minerals	118	2
Aspen Pharmacare Holdings	494	14
FirstRand	2,500	9
Impala Platinum	1,530	19
Life Healthcare Group Holdings	847	4
Sanlam	2,119	11
Shoprite Holdings	2,710	50
Truworths International	1,615	15
Woolworths Holdings	7,884	59
Total South Africa (Cost $171)		183

SOUTH KOREA 1.1%

Common Stocks 1.1%

AMOREPACIFIC	13	11
Binggrae	171	14

GSretail	550	15
Hite Jinro	430	11
Hyundai	235	56
Hyundai Department Store	66	11
Hyundai Glovis	56	13
Hyundai Mobis	260	73
KEPCO Plant Service & Engineering	158	8
Korea Zinc	8	2
KT&G	523	38
LG Household & Health Care	164	85
NAVER	78	44
Samsung Electronics	113	156
Shinhan Financial Group	360	16
SK Hynix (1)	570	17
SK Telecom	87	19
Total South Korea (Cost $539)		589

SPAIN 0.6%

Common Stocks 0.6%

Abertis Infraestructuras	74	1
Acerinox (1)	2,051	27
Amadeus IT Holding, A Shares	367	14
Banco Bilbao Vizcaya Argentaria	7,463	87
Baron de Ley (1)	80	7
Enagas	33	1
Gas Natural	343	8
Grifols	447	18
Jazztel (1)	1,453	16
Laboratorios Farmaceuticos Rovi	805	10
Mediaset Espana Comunicacion (1)	1,735	21
Telefonica (1)	4,532	80

Vidrala	209	9
Total Spain (Cost $238)		299

SWEDEN 0.8%

Common Stocks 0.8%

Assa-Abloy, Class B	631	31
Autoliv, GDR	120	11
Avanza Holding Bank	420	14
Byggmax	1,096	8
Elekta, B Shares	3,238	48
Hexagon, B Shares	858	26
Hufvudstaden, A Shares	216	3
Indutrade	163	6
LM Ericsson	2,437	29
Nordea Bank	1,355	17
Opus (1)	5,183	7
SSAB	1,632	11
Svenska Cellulosa, B Shares	1,279	36
Svenska Handelsbanken, A Shares	2,032	92
Swedbank	2,344	61
Total Sweden (Cost $375)		400

SWITZERLAND 2.3%

Common Stocks 2.3%

ABB	1,617	41
Aryzta	269	20
Credit Suisse	4,510	140
Dufry (1)	242	39
GAM Holding	2,696	51
Holcim	1,029	77
Julius Baer	460	23

Islamic Arab Insurance (1)	25,799	6
Total United Arab Emirates (Cost $87)		95

UNITED KINGDOM 6.5%

Common Stocks 6.3%

3I Group	2,996	18
Abcam	1,919	16
Aberdeen Asset Management	1,032	7
Alent	1,717	10
Amlin	2,119	14
Anglo American	96	2
ARM Holdings	2,185	35
AstraZeneca, ADR (USD)	738	39
Aveva Group	726	30
Aviva	5,331	38
AZ Electronic Materials	1,983	9
Barclays	16,571	70
Barclays, ADR (USD)	5,961	100
BG Group	2,968	61
BHP Billiton	2,378	74
British Sky Broadcasting	4,228	64
Burberry Group	1,202	30
Capita	3,077	49
Carclo	1,528	9
Carillion	2,049	10
Carphone Warehouse	5,350	22
Centamin (1)	5,715	5
Centrica	274	2
Close Brothers Group	345	7
Compass Group	4,515	65
Derwent London	83	3
Diageo	687	22

Direct Line Insurance	13,934	50
Domino Printing Sciences	1,233	14
Electrocomponents	2,654	13
Experian	2,215	45
Foxtons (1)	1,561	8
GKN	9,648	57
GlaxoSmithKline	1,523	40
GlaxoSmithKline, ADR (USD)	2,840	149
Glencore Xstrata	2,775	15
Great Portland Estates	201	2
GW Pharmaceuticals (1)	3,682	9
GW Pharmaceuticals, ADR (USD) (1)	30	1
Hammerson	314	3
Hays	6,510	13
HSBC	5,673	62
Huntsworth	7,061	7
Hyder Consulting	1,478	13
Informa	1,646	15
Intermediate Capital	2,215	17
Intertek	858	46
Investec	5,302	37
IQE (1)	38,698	16
ITE Group	3,320	17
Jupiter Fund Management	4,087	26
Kingfisher	3,488	21
Ladbrokes	2,748	8
Land Securities	3,142	50
London Stock Exchange	437	12
Lonmin (1)	455	2
Luxfer Holdings, ADR (USD)	7	—
Marks & Spencer Group	5,973	48
Moneysupermarket.com	1,999	5
National Grid	5,363	67
Next	236	21

Ophir Energy (1)	2,547	14
Oxford Instruments	535	11
Partnership Assurance (1)	4,140	27
Paypoint	1,516	25
Pennon	22	—
Perform (1)	601	5
Persimmon	3,615	73
Petra Diamonds (1)	6,264	11
Playtech	1,332	16
Prudential	733	15
Randgold Resources	155	12
Rio Tinto	1,697	86
Rio Tinto, ADR (USD)	40	2
Rolls-Royce Holdings	5,903	109
Rotork	171	8
Royal Bank of Scotland (1)	2,592	15
Royal Dutch Shell, ADR (USD)	107	7
Royal Dutch Shell, B Shares	877	30
Royal Dutch Shell, B Shares, ADR (USD)	2,566	178
SABMiller	152	8
SABMiller (ZAR)	888	46
Salamander Energy (1)	4,564	8
Serco Group	2,670	24
Shaftesbury	446	4
SSE	3,310	75
Standard Chartered	5,897	142
Ted Baker	749	21
Tesco	15,768	92
Tullow Oil	3,447	52
Unilever	1,373	56
United Utilities	70	1
Vedanta Resources	57	1
Vesuvius	3,351	26
Victrex	717	19

Vodafone, ADR (USD)	3,815	140
Wolseley	393	21
WPP	8,871	188
Xchanging	7,818	16
YouGov	6,670	9
		3,313
Corporate Bonds 0.2%		
BP Capital Markets, 1.375%, 11/6/17 (USD)	20,000	20
HSBC Holdings, 5.10%, 4/5/21 (USD)	20,000	22
Rio Tinto Finance USA, 1.375%, 6/17/16 (USD)	25,000	25
Royal Bank of Scotland, 2.55%, 9/18/15 (USD)	50,000	51
		118
Preferred Stocks 0.0%		
Rolls-Royce Holdings, C Shares (1)	501,896	1
		1
Total United Kingdom (Cost $3,207)		3,432
UNITED STATES 59.6%		
Common Stocks 26.6%		
3M	436	55
AbbVie	510	25
ACADIA Pharmaceuticals (1)	450	10
Acadia Realty Trust, REIT	72	2
Accenture, Class A	25	2
AES	7,649	108
Aetna	80	5
Agilent Technologies	1,830	93
Air Products & Chemicals	26	3
Airgas	45	5
Akamai Technologies (1)	750	34
Alexandria Real Estate, REIT	91	6

Alexion Pharmaceuticals (1)	280	34
Alkermes (1)	320	11
Allergan	80	7
Alliance Data Systems (1)	80	19
Allstate	900	48
Alnylam Pharmaceuticals (1)	140	8
Amazon.com (1)	999	364
AMCOL International	63	2
American Campus Communities, REIT	108	4
American Electric Power	1,066	50
American Express	510	42
American Tower, REIT	1,781	141
Ameriprise Financial	880	88
AmerisourceBergen	561	37
Amgen	400	46
Anadarko Petroleum	354	34
Angie's List (1)	470	7
Antero Resources (1)	150	8
Apache	1,111	99
Apple	139	73
Applied Materials	2,090	37
Archer-Daniels-Midland	1,337	55
AT&T	1,865	67
Athlon Energy (1)	349	11
Autodesk (1)	30	1
AvalonBay Communities, REIT	129	16
Avon	1,850	32
Babcock & Wilcox	120	4
Ball	20	1
Bank of America	2,880	40
Becton, Dickinson & Company	31	3
Berry Plastics (1)	100	2
Bill Barrett (1)	91	2
Biogen Idec (1)	521	127

BioMarin Pharmaceutical (1)	140	9
Boeing	2,255	294
Boston Properties, REIT	133	14
BRE Properties, Class A, REIT	197	11
Brown & Brown	170	5
Bunge Limited	300	25
Cabot Oil & Gas	66	2
Calpine (1)	293	6
Camden Property Trust, REIT	110	7
Cameron International (1)	75	4
Capital One Financial	960	66
Carnival	3,150	109
Carpenter Technology	49	3
CBL & Associates Properties, REIT	148	3
Celanese, Class A	2,119	119
Celgene (1)	750	111
CenterPoint Energy	1,153	28
Chesapeake Energy	990	28
Chesapeake Utilities	10	1
Chevron	159	19
Chipotle Mexican Grill (1)	186	98
Cigna	670	52
Cimarex Energy	499	53
Cisco Systems	3,620	81
Citigroup	2,840	139
Citrix Systems (1)	1	—
CME Group	290	21
Coach	190	10
Cobalt International Energy (1)	97	2
Cognizant Technology Solutions (1)	364	32
Comcast, Class A	340	16
Comcast, Special Class A	1,020	47
Commvault Systems (1)	180	14
Compass Minerals	18	1

Concho Resources (1)	886	98
Concur Technologies (1)	120	13
CONSOL Energy	339	12
Constellation Brands, Class A (1)	50	3
Corporate Executive Board	90	7
Costco Wholesale	116	14
Covance (1)	190	17
Covidien	950	61
Crown Castle International (1)	1,195	91
Crown Holdings (1)	920	40
CSX	43	1
Cubist Pharmaceuticals (1)	90	6
CVS Caremark	1,105	69
Danaher	2,210	159
DCT Industrial Trust, REIT	666	5
Delta Air Lines	495	13
Discover Financial	690	36
Discovery Communications, Class C (1)	1,385	115
Dollar Tree (1)	680	40
Douglas Emmett, REIT	472	12
Dr Pepper Snapple	920	44
DTE Energy	12	1
EastGroup Properties, REIT	51	3
eBay (1)	2,254	119
Ecolab	1,030	109
Emerson Electric	140	9
Energen	24	2
Energizer	240	24
Energy XXI Bermuda	122	4
Entergy	637	41
EOG Resources	121	22
EQT	540	46
Equifax	370	24
Equinix (1)	20	3

Equity One, REIT	66	2
Equity Residential, REIT	276	14
Essex Property Trust, REIT	81	13
Exelon	1,580	45
Expedia	180	11
Express Scripts Holding (1)	222	14
Exterran Holdings (1)	42	1
ExxonMobil	87	8
Facebook (1)	2,245	113
Fastenal	450	22
Federal Realty Investment Trust, REIT	119	12
FedEx	365	48
Fidelity National Financial	350	10
Fifth & Pacific (1)	600	16
FireEye (1)	110	4
FirstEnergy	917	35
Fiserv (1)	494	52
Flotek Industries (1)	20	—
Flowserve	218	15
FMC	111	8
FMC Technologies (1)	83	4
Fossil (1)	315	40
Franklin Resources	663	36
Freeport-McMoRan Copper & Gold	393	14
GE	1,640	43
General Growth Properties, REIT	822	17
General Mills	650	33
General Motors (1)	1,640	61
Gilead Sciences (1)	2,735	194
Goldman Sachs	10	2
Google, Class A (1)	409	421
Green Mountain Coffee (1)	503	32
Halliburton	54	3
Harley-Davidson	354	23

Harman International	380	31
Harsco	125	3
HCA Holdings	1,030	49
Healthcare Realty Trust, REIT	314	8
Henry Schein (1)	215	24
Hertz Global Holdings (1)	1,410	32
Hess	240	19
Highwoods Properties, REIT	140	5
Home Depot	860	67
Honeywell International	1,586	138
Hospira (1)	820	33
Host Hotels & Resorts, REIT	364	7
Hubbell, Class B	50	5
IDEXX Laboratories (1)	170	18
IHS (1)	300	33
Illumina (1)	320	30
IntercontinentalExchange (1)	420	81
International Paper	2,360	105
Intuit	1	—
Invesco	3,025	102
Isis Pharmaceuticals (1)	480	16
J.B. Hunt Transport Services	60	4
J.C. Penney (1)	870	7
Jacobs Engineering Group (1)	23	1
Johnson & Johnson	1,650	153
JPMorgan Chase	4,160	214
Juniper Networks (1)	30	1
Kansas City Southern	536	65
Kellogg	340	21
Kilroy Realty, REIT	183	10
Kimco Realty, REIT	587	13
Kohl's	1,210	69
Kroger	110	5
L Brands	350	22

Laredo Petroleum Holdings (1)	74	2
Las Vegas Sands	1,855	130
Lennar, Class A	40	1
Liberty Global (1)	1,045	82
LinkedIn (1)	467	104
Lorillard	480	24
Lowe's	1,700	85
Lululemon Athletica (1)	975	67
Macerich Company, REIT	282	17
Madison Square Garden (1)	310	19
Magnum Hunter Resources (1)	100	1
Mallinckrodt (1)	91	4
Marriott, Class A	272	12
Marsh & McLennan	1,710	78
Martin Marietta Materials	324	32
MasterCard, Class A	203	146
Matador Resources (1)	111	2
McDermott International (1)	42	—
McKesson	500	78
MDU Resources	1,561	46
MeadWestvaco	25	1
Merck	3,790	171
MetLife	2,500	118
Michael Kors Holdings (1)	90	7
Micron Technology (1)	4,470	79
Microsoft	1,620	57
Monsanto	653	68
Monster Beverage (1)	90	5
Morgan Stanley	4,069	117
National Fuel Gas Company	26	2
Netflix (1)	55	18
NetSuite (1)	140	14
Newfield Exploration (1)	380	12
NewMarket	5	2

Nike, Class B	240	18
NiSource	180	6
Noble Energy	13	1
Northern Trust	156	9
NRG Energy	3,925	112
NRG Yield, Class A (1)	10	—
Nucor	150	8
O'Reilly Automotive (1)	475	59
Oasis Petroleum (1)	275	15
OGE Energy	18	1
Oracle	520	17
PDC Energy (1)	34	2
Pebblebrook Hotel Trust, REIT	98	3
PepsiCo	959	81
Perrigo	46	6
Pfizer	8,970	275
PG&E	1,015	42
Pharmacyclics (1)	183	22
Philip Morris International	130	12
Phillips 66	2,345	151
Pioneer Natural Resources	899	184
Plum Creek Timber, REIT	114	5
PNC Financial Services Group	870	64
PNM Resources	21	1
Post Properties, REIT	18	1
PPL	47	1
Praxair	553	69
Precision Castparts	557	141
priceline.com (1)	184	194
Procter & Gamble	2,880	233
Prologis, REIT	496	20
PS Business Parks, REIT	33	3
Public Storage, REIT	129	22
PVH	165	21

Qualcomm	1,375	96
Quanta Services (1)	209	6
Quest Diagnostics	680	41
Ralph Lauren	76	13
Range Resources	434	33
Red Hat (1)	260	11
Regency Centers, REIT	241	12
Regeneron Pharmaceuticals (1)	242	70
Regulus Therapeutics (1)	190	1
Roper Industries	363	46
Ross Stores	506	39
Royal Gold	115	6
RPM	20	1
Salesforce.com (1)	1,590	85
Schlumberger	456	43
Sempra Energy	18	2
ServiceNow (1)	660	36
Sherwin-Williams	400	75
Simon Property Group, REIT	249	38
SL Green Realty, REIT	163	15
SLM Corporation	730	18
SM Energy	77	7
Southwestern Energy (1)	605	22
Spectra Energy	677	24
Sprouts Farmers Market (1)	40	2
Starbucks	1,680	136
Starwood Hotels & Resorts Worldwide	599	44
State Street	1,394	98
Stericycle (1)	220	26
Stillwater Mining (1)	506	5
Stryker	140	10
Taubman Centers, REIT	85	6
Taylor Morrison Home, Class A (1)	610	14
TD Ameritrade Holding	3,490	95

TE Connectivity	240	12
Team Health Holdings (1)	80	3
Terreno Realty, REIT	68	1
Tesla Motors (1)	130	21
Texas Instruments	1,910	80
Textron	690	20
The Travelers Companies	540	47
Thermo Fisher Scientific	2,233	218
Tiffany	57	4
Time Warner	380	26
Time Warner Cable, Class A	270	32
Trimble Navigation (1)	10	—
TripAdvisor (1)	317	26
TRW (1)	690	52
TSC	532	38
Twenty-First Century	1,410	48
U.S. Bancorp	3,144	117
Union Pacific	227	34
United Continental (1)	2,635	89
United Technologies	1,284	136
UnitedHealth Group	1,821	124
UNS Energy	11	1
Unum Group	120	4
US Airways Group (1)	3,920	86
US Silica Holdings	20	1
V. F.	15	3
Valero Energy	3,074	127
Valmont Industries	110	15
Valspar	10	1
Veeva Systems, Class A (1)	30	1
VeriSign (1)	430	23
Verisk Analytics, Class A (1)	1	—
Vertex Pharmaceuticals (1)	1	—
Visa, Class A	1,162	229

Vornado Realty Trust, REIT	161	14
Vulcan Materials	276	15
W. W. Grainger	32	9
Wabtec	70	5
Wal-Mart	370	28
Walt Disney	512	35
Waste Connections	19	1
Weingarten Realty Investors, REIT	161	5
WellPoint	550	47
Wells Fargo	1,210	52
Weyerhaeuser, REIT	3,593	109
Whole Foods Market	505	32
Williams Companies	33	1
Windstream Holdings	4,290	37
Workday (1)	120	9
WPX Energy (1)	212	5
Wynn Resorts	120	20
Xilinx	30	1
XL Group	1,990	61
		13,999

Convertible Bonds 0.0%

Forest City Enterprises, 4.25%, 8/15/18	3,000	3
		3

Corporate Bonds 4.4%

AbbVie, 1.75%, 11/6/17	20,000	20
Actavis, 3.25%, 10/1/22	25,000	24
Altria Group, 4.75%, 5/5/21	20,000	22
American Express, 5.50%, 9/12/16	15,000	17
American Express Credit, 2.125%, 7/27/18	25,000	25
American International Group, 3.00%, 3/20/15	15,000	15
American Tower, 3.40%, 2/15/19	10,000	10
American Tower, 3.50%, 1/31/23	20,000	18

Ameriprise Financial, 7.30%, 6/28/19	20,000	25
Amgen, 2.125%, 5/15/17	25,000	26
Anheuser-Busch InBev, 2.875%, 2/15/16	20,000	21
Apple, 1.00%, 5/3/18	20,000	19
Arrow Electronics, 3.00%, 3/1/18	20,000	20
AT&T, 1.40%, 12/1/17	25,000	25
AT&T, 2.95%, 5/15/16	15,000	16
Baltimore Gas & Electric, 3.35%, 7/1/23	25,000	25
Bank of America, 1.50%, 10/9/15	25,000	25
Bank of New York Mellon, 0.70%, 10/23/15	25,000	25
BB&T, 2.05%, 6/19/18	15,000	15
Berkshire Hathaway, 1.55%, 2/9/18	25,000	25
Bunge Limited Finance, 5.10%, 7/15/15	25,000	27
Bunge North America Finance, 5.90%, 4/1/17	25,000	28
Caterpillar Financial Services, 0.70%, 11/6/15	20,000	20
Catholic Health Initiatives, 2.95%, 11/1/22	25,000	23
CC Holdings, 3.849%, 4/15/23	25,000	24
Celgene, 2.30%, 8/15/18	25,000	25
Chevron, 2.427%, 6/24/20	25,000	25
Citigroup, 6.125%, 5/15/18	40,000	46
CNA Financial, 5.875%, 8/15/20	25,000	29
Cox Communications, 2.95%, 6/30/23 (2)	20,000	18
Cox Communications, 6.25%, 6/1/18 (2)	25,000	29
DCP Midstream Operating, 3.875%, 3/15/23	25,000	23
DDR, 3.375%, 5/15/23	25,000	23
DIRECTV Holdings, 2.40%, 3/15/17	25,000	25
DIRECTV Holdings, 3.55%, 3/15/15	25,000	26
Dow Chemical, 4.25%, 11/15/20	20,000	21
Duke Energy, 1.625%, 8/15/17	25,000	25
Duke Energy, 2.10%, 6/15/18	25,000	25
Eaton Vance, 3.625%, 6/15/23	15,000	15
EMC, 1.875%, 6/1/18	15,000	15
Enbridge Energy Partners, 5.20%, 3/15/20	25,000	27
Energy Transfer Partners, 5.20%, 2/1/22	20,000	21

Enterprise Products Operations, 4.85%, 3/15/44	25,000	24
ERAC USA Finance, 2.75%, 3/15/17 (2)	20,000	21
ERAC USA Finance, 2.80%, 11/1/18 (2)	5,000	5
Exelon Generation, 6.25%, 10/1/39	15,000	15
Express Scripts, 3.125%, 5/15/16	20,000	21
Florida Gas Transmission, 3.875%, 7/15/22 (2)	20,000	20
GE Capital, 1.00%, 12/11/15	25,000	25
GE Capital, 1.625%, 4/2/18	50,000	50
Goldman Sachs, 3.625%, 2/7/16	25,000	26
Goldman Sachs, 6.75%, 10/1/37	10,000	11
Goldman Sachs, 7.50%, 2/15/19	20,000	25
Howard Hughes Medical Institute, 3.50%, 9/1/23	20,000	20
IntercontinentalExchange, 2.50%, 10/15/18	5,000	5
International Paper, 5.25%, 4/1/16	25,000	27
Interpublic Group of Companies, 4.00%, 3/15/22	25,000	24
Jefferies Group, 3.875%, 11/9/15	25,000	26
John Deere Capital, 1.70%, 1/15/20	25,000	24
JPMorgan Chase, 3.375%, 5/1/23	65,000	61
Liberty Mutual Insurance, 4.25%, 6/15/23 (2)	10,000	10
Marathon Oil, 0.90%, 11/1/15	25,000	25
McKesson, 1.40%, 3/15/18	25,000	24
Merrill Lynch, 6.875%, 4/25/18	25,000	30
Morgan Stanley, 1.75%, 2/25/16	25,000	25
Morgan Stanley, 2.125%, 4/25/18	40,000	40
Nabors Industries, 2.35%, 9/15/16 (2)	5,000	5
National Rural Utilities Cooperative Finance, 2.35%, 6/15/20	10,000	10
NBC Universal, 5.15%, 4/30/20	40,000	46
News America, 4.50%, 2/15/21	20,000	22
Noble Energy, 6.00%, 3/1/41	20,000	23
Northern Trust, 3.95%, 10/30/25	25,000	25
O'Reilly Automotive, 3.80%, 9/1/22	25,000	25
Omnicom Group, 6.25%, 7/15/19	20,000	23
PNC Funding, 3.30%, 3/8/22	20,000	20
President & Fellows of Harvard Univ., 3.619%, 10/1/37	25,000	22

Principal Financial Group, 3.30%, 9/15/22	25,000	24
Providence Health & Services, 4.379%, 10/1/23	25,000	26
Prudential Financial, 3.00%, 5/12/16	25,000	26
Regency Centers, 5.875%, 6/15/17	25,000	28
Reinsurance Group of America, 5.00%, 6/1/21	20,000	21
Republic Services, 5.50%, 9/15/19	25,000	28
Reynolds American, 1.05%, 10/30/15	25,000	25
Roper Industries, 2.05%, 10/1/18	5,000	5
Southern Company, 2.45%, 9/1/18	25,000	26
Spectra Energy Partners, 4.75%, 3/15/24	20,000	21
State Street, 3.10%, 5/15/23	25,000	24
Time Warner Cable, 3.50%, 2/1/15	25,000	26
Toyota Motor Credit, 2.05%, 1/12/17	25,000	26
Tyson Foods, 4.50%, 6/15/22	25,000	26
U.S. Bancorp, 3.442%, 2/1/16	20,000	21
Union Pacific, 4.75%, 9/15/41	10,000	10
Ventas Realty, 3.25%, 8/15/22	20,000	19
Verizon Communications, 5.15%, 9/15/23	25,000	27
Verizon Communications, 5.55%, 2/15/16	15,000	16
Verizon Communications, 6.40%, 9/15/33	20,000	23
Wells Fargo, 3.50%, 3/8/22	45,000	46
Western Gas Partners, 4.00%, 7/1/22	20,000	20
Williams Partners, 4.125%, 11/15/20	25,000	26
Xerox, 2.95%, 3/15/17	25,000	26
		2,329
Asset-Backed Securities 0.4%		
AmeriCredit Automobile Receivables Trust Series 2013-2, Class B, 1.19%, 5/8/18	20,000	20
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3, 0.92%, 4/9/18	25,000	25
Capital Auto Receivables Asset Trust Series 2013-1, Class C, 1.74%, 10/22/18	20,000	20
Capital Auto Receivables Asset Trust Series 2013-3, Class A3, 1.31%, 12/20/17	20,000	20

CarMax Auto Owner Trust Series 2013-1, Class A4, 0.89%, 8/17/18	20,000	20
CNH Equipment Trust Series 2013-C, Class A3, 1.02%, 8/15/18	30,000	30
Ford Credit Auto Owner Trust Series 2013-C, Class A4, 1.25%, 10/15/18	10,000	10
Ford Credit Floorplan Master Owner Trust Series 2013-3, Class A1, 0.79%, 6/15/17	20,000	20
Nissan Auto Receivables Owner Trust Series 2013-B, Class A3, 0.84%, 11/15/17	25,000	25
		190
Non-U.S. Government Mortgage-Backed Securities 0.4%		
Bank of America Commercial Mortgage Series 2007-4, Class A4, ARM, 5.744%, 2/10/51	40,000	45
Bank of America Commercial Mortgage Series 2007-4, Class AM, ARM, 5.811%, 2/10/51	25,000	28
FREMF Mortgage Trust Series 2013-K31, Class B, ARM, 3.625%, 7/25/46 (2)	50,000	44
FREMF Mortgage Trust Series 2013-K713, Class B, ARM, 3.165%, 4/25/46 (2)	40,000	37
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB20, Class A4, ARM, 5.794%, 2/12/51	20,000	23
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A4, 3.102%, 5/15/46	20,000	19
WF-RBS Commercial Mortgage Trust Series 2013-C15, Class A1, 1.264%, 8/15/46	9,754	10
WF-RBS Commercial Mortgage Trust Series 2013-C16, Class A1, 1.406%, 9/15/46	9,852	10
		216
U.S. Government & Agency Mortgage-Backed Securities 0.1% (7)		
Federal Home Loan Mortgage, 1.671%, 9/25/19	64,025	65
		65
U.S. Government Agency Obligations (Excluding Mortgage-Backed) 5.6%		
Federal Home Loan Mortgage, 0.75%, 1/12/18 (7)	50,000	49

Federal National Mortgage Assn., 0.875%, 10/26/17 (7)	15,000	15
U.S. Treasury Bonds, 3.125%, 11/15/41	805,000	734
U.S. Treasury Bonds, 3.50%, 2/15/39	100,000	99
U.S. Treasury Bonds, 3.625%, 8/15/43	15,000	15
U.S. Treasury Bonds, 3.875%, 8/15/40	40,000	42
U.S. Treasury Bonds, 4.50%, 2/15/36	115,000	134
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42	56,924	49
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	61,398	69
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	29,458	34
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	54,464	67
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/16	180,118	185
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/17	123,559	128
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/18	70,820	73
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/22	157,632	156
U.S. Treasury Inflation-Indexed Notes, 0.50%, 4/15/15	183,457	187
U.S. Treasury Inflation-Indexed Notes, 1.25%, 7/15/20	193,027	212
U.S. Treasury Inflation-Indexed Notes, 1.375%, 7/15/18	59,649	66
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/15	55,115	57
U.S. Treasury Inflation-Indexed Notes, 2.00%, 1/15/16	41,241	44
U.S. Treasury Inflation-Indexed Notes, 2.50%, 7/15/16	5,790	6
U.S. Treasury Notes, 0.625%, 4/30/18	130,000	127
U.S. Treasury Notes, 2.125%, 11/30/14	355,000	363
U.S. Treasury Notes, 2.125%, 8/15/21	65,000	65
		2,976

Municipal Securities 0.3%

Denver School Dist. No. 1, COP, 4.242%, 12/15/37	15,000	14
Dormitory Auth. of the State of New York, Personal Income Tax Build America 5.628%, 3/15/39	15,000	17
Florida Board of Administration Fin. Corp. Hurricane Catastrophe Fund, 2.107%, 7/1/18	20,000	20
JobsOhio Beverage System, Liquid Profit, 3.985%, 1/1/29	15,000	14
Los Angeles Airport, Build America, 7.053%, 5/15/40	15,000	18
Maryland HHEFA, Univ. of Maryland Medical, 4.665%, 7/1/36	20,000	18

Metropolitan Transportation Auth. of New York, Build America 5.871%, 11/15/39	15,000	16
Philadelphia IDA, GO, 3.964%, 4/15/26	15,000	14
Univ. of California Regents, 4.601%, 5/15/31	25,000	25
Univ. of California Regents, Build America, 5.77%, 5/15/43	15,000	17
		173
Bond Mutual Funds 12.2%		
T. Rowe Price Emerging Markets Local Currency Bond Fund, 5.50% (3)(4)	113,960	1,019
T. Rowe Price Institutional Emerging Markets Bond Fund, 5.12% (3)(4)	197,175	1,782
T. Rowe Price Institutional Floating Rate Fund, 3.74% (3)(4)	56,344	579
T. Rowe Price Institutional High Yield Fund, 5.44% (3)(4)	132,890	1,321
T. Rowe Price Institutional International Bond Fund, 2.20% (3)(4)	184,111	1,751
		6,452
Private Investment Companies 9.6%		
Blackstone Partners Offshore Fund (1)(5)	4,958	5,050
		5,050
Total United States (Cost $30,110)		31,453
SHORT-TERM INVESTMENTS 6.1%		
Money Market Funds 6.1%		
T. Rowe Price Reserve Investment Fund, 0.04% (3)(6)	3,217,363	3,217
Total Short-Term Investments (Cost $3,217)		3,217
Total Investments in Securities		
99.1% of Net Assets (Cost $49,559)		**$ 52,236**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $49,559)	$	52,236
Receivable for investment securities sold		270
Receivable for shares sold		161
Interest and dividends receivable		82
Cash deposits on futures contracts		74
Unrealized gain on forward currency exchange contracts		20
Foreign currency (cost $14)		14
Due from affiliates		6
Other assets		348
Total assets		53,211
Liabilities		
Payable for investment securities purchased		148
Written options (premiums $45)		38
Due to affiliates		17
Unrealized loss on forward currency exchange contracts		14
Variation margin payable on futures contracts		13
Investment management fees payable		9
Payable for shares redeemed		2
Other liabilities		239
Total liabilities		480
NET ASSETS	$	52,731
Net Assets Consist of:		
Undistributed net investment income	$	158
Accumulated undistributed net realized loss		(269)
Net unrealized gain		2,747
Paid-in capital applicable to 5,040,739 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		50,095
NET ASSETS	$	52,731

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Global Allocation Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation and income. The fund has two classes of shares: the Global Allocation Fund original share class, referred to in this report as the Investor Class, offered since May 28, 2013, and the Global Allocation Fund–Advisor Class (Advisor Class), offered since May 28, 2013. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and bilateral options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2013:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 3,258	$ —	$ —	$ 3,258
Australia	—	693	—	693
Austria	—	29	—	29
Belgium	—	117	—	117
Brazil	195	533	—	728
Canada	100	409	—	509
Chile	17	25	—	42
China	272	736	—	1,008
Colombia	—	26	—	26
Denmark	—	93	—	93
Finland	—	27	—	27
France	—	816	—	816
Germany	—	1,055	—	1,055
Hong Kong	—	617	—	617
India	218	60	—	278
Indonesia	—	75	—	75
Ireland	20	44	—	64
Italy	—	459	—	459
Japan	—	2,307	—	2,307
Luxembourg	—	4	—	4
Malaysia	—	75	—	75
Mexico	26	248	—	274
Netherlands	198	332	—	530
New Zealand	—	14	—	14
Norway	—	221	—	221
Oman	—	16	—	16

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the period ended October 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2013, totaled $98,000 for the period ended October 31, 2013.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the period ended October 31, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of October 31, 2013, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the period ended October 31, 2013, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of October 31, 2013, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of October 31, 2013, cash of $74,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the period ended October 31, 2013, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 7% and 8% of net assets.

Futures Contracts The fund is subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the period ended October 31, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use index call and put options to manage exposure to security prices; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. In return for a premium paid, index call and put options give the holder the right, but not the obligation, to receive cash, based on market movement, equal to the difference between the exercise settlement value of the index and the exercise price of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options market; trading restrictions imposed by an exchange; movements in underlying index values; and, for written options, potential losses in excess of the fund’s initial investment. During the period ended October 31, 2013, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the period ended October 31, 2013, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy private investment company, to gain exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds. Blackstone Partners and its underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and its underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners and certain of its underlying funds are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of October 31, 2013, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $47,680,000 and $4,268,000, respectively, for the period ended October 31, 2013. Purchases and sales of U.S. government securities aggregated $7,428,000 and $4,383,000, respectively, for the period ended October 31, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. Reclassifications between income and gain relate primarily to the character of net currency losses. For the period ended October 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

There were no distributions in the period ended October 31, 2013. At October 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2013, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, management fees in the amount of $109,000 were waived and expenses in the amount of $40,000 were reimbursed by Price Associates during the period ended October 31, 2013. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $149,000 remain subject to repayment at October 31, 2013.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the period ended October 31, 2013, expenses incurred pursuant to these service agreements were $83,000 for Price Associates; $9,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain markets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the period ended October 31, 2013, are as follows:

As of October 31, 2013, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, and 25,000 shares of the Advisor Class, aggregating 50% of the fund’s net assets.

NOTE 7 – BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $200 million committed credit facility (the facility) provided by JPMorgan Chase Bank, N.A., pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.25% plus the greater of (a) the Federal Funds rate or (b) the one-month LIBOR. A commitment fee, equal to 0.10% per annum of the average daily undrawn commitment, is allocated to the participating funds based on each fund’s relative net assets; it is accrued daily and paid quarterly. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. During the period ended October 31, 2013, the fund incurred less than $1,000 in commitment fees. At October 31, 2013, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility was $200,000,000.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price Global
Allocation Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Allocation Fund, Inc. (hereafter referred to as the “Fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 13, 2013

Tax Information (Unaudited) for the Tax Year Ended 10/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $154,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $59,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2013	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
2013	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2013
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2013	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2013	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Theo C. Rodgers	Founder and President, A&R Development Corporation (1977 to
(1941)	present) and A&R Management, Inc. (1984 to present)
2005
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2013	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2013	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2013	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2013	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chairman
of the Board, Chief Executive Officer, Director, and President, T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Global Allocation Fund	Principal Occupation(s)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Robert L. Harlow, CAIA, CFA (1986)	Vice President, T. Rowe Price
Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore;
Secretary, T. Rowe Price Savings Bank

Robert A. Panariello (1983)	Vice President, T. Rowe Price
Vice President

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,828,000 and $1,333,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Allocation Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 13, 2013